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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                     ____________________________________


                                   FORM 8-K

                     ____________________________________



                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 22, 2000


                           PRIME GROUP REALTY TRUST
            (Exact name of registrant as specified in its charter)


MARYLAND                                1-13589                36-4173047
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(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation)                           Number)           Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois               60601
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      (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:  (312)917-1300

                                NOT APPLICABLE
        (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

     On November 22, 2000, Prime Group Realty Trust, (the "Registrant") made available additional financial and operational information concerning the Registrant and properties owned by it or its' subsidiaries as of September 30, 2000, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing. The Supplemental Information Package is available on the Registrant's Internet site (www.pgrt.com). The supplemental package is also available upon request as specified therein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        Financial Statements:

        None

        Exhibits:

                                                     Page Number
Exhibit No.                 Description             in this Filing
-----------                 -----------             --------------
   99.1              Supplemental Information              3
                     as of September 30, 2000
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 22, 2000                      PRIME GROUP REALTY TRUST

                                             By:/s/ Louis G. Conforti


                                                    Louis G. Conforti
                                                    Co-President and
                                                    Chief Financial Officer